SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(A)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                      /X/

Filed by a Party other than the Registrant  /  /

CHECK THE APPROPRIATE BOX:

         /  /  Preliminary Proxy Statement

         /  /  Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))

         / X /  Definitive Proxy Statement

         /  /  Definitive Additional Materials

         /  /  Soliciting Material Pursuant to ss.240.14a-12


                            ROCHDALE INVESTMENT TRUST
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                            ROCHDALE INVESTMENT TRUST
                              570 Lexington Avenue
                         New York, New York, 10022-6837


                                  July 26, 2004


Dear Shareholder:

A Special Meeting ("Special Meeting") of shareholders of The Rochdale Investment Trust ("Trust") will be held on September 9, 2004. At the Special Meeting, shareholders of the Trust will be asked to vote for the election of Trustees for the Trust.

While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by signing the proxy card enclosed with the Proxy Statement that accompanies this letter, instruct us to cast votes on their behalf. Simply follow the instructions printed on the proxy card itself. Please note that if you sign the proxy WITHOUT specifying the manner in which you wish your votes cast, your shares will be voted in accordance with the recommendations of the Board of Trustees of the Trust.

EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. THIS WILL SAVE THE EXPENSE ASSOCIATED WITH ADDITIONAL SOLICITATIONS AND HELP ENSURE THAT A QUORUM WILL BE PRESENT AT THE MEETING.

We encourage you to read the Proxy Statement thoroughly. If you have additional questions, we invite you to contact the Trust toll-free at 1-800-245-9888.

Thank you in advance for your continued support of Rochdale Investment Trust and your prompt response in this important matter

                                                  Sincerely,

                                                 /s/ Garrett R. D'Alessandro
                                                 ---------------------------
                                                 Garrett R. D'Alessandro
                                                 President and Secretary

Enclosures

                            ROCHDALE INVESTMENT TRUST
                              570 Lexington Avenue
                         New York, New York, 10022-6837
                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 9, 2004
               --------------------------------------------------

A special meeting of the shareholders of Rochdale Investment Trust (the "Trust") will be held on September 9, 2004 at 10:00 a.m. eastern time (the "Special Meeting") at the Trust's offices at 570 Lexington Avenue, New York, New York, for the following purposes:

     1.   To elect four trustees to the Trust.

     2. To consider such other business as may properly come before the Special Meeting.

Shareholders of record at the close of business on July 15, 2004 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Please indicate your voting instructions on the enclosed proxy card. Sign, date and return your proxy card in the envelope provided. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. THIS WILL SAVE THE EXPENSE ASSOCIATED WITH ADDITIONAL SOLICITATIONS AND HELP ENSURE THAT A QUORUM WILL BE PRESENT AT THE MEETING. If you are present at the meeting, you may change your vote, if desired, at that time.


                                           By Order of the Board of Trustees



     New York, New York
     July 26, 2004

                            ROCHDALE INVESTMENT TRUST
                 ----------------------------------------------
                                 PROXY STATEMENT
                 ----------------------------------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 9, 2004

This Proxy Statement is furnished in connection with a solicitation of proxies made by the Board of Trustees of Rochdale Investment Trust (the "Trust"), the offices of which are located at 570 Lexington Avenue, New York, New York 10022, to be used at the special meeting of Shareholders of the Trust to be held on September 9, 2004, at 10:00 a.m. Eastern time (the "Special Meeting"), at the Trust's offices for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Trust, which is registered under the Investment Company Act of 1940 ("Investment Company Act") is comprised of seven separate investment portfolios (collectively referred to in this Proxy Statement as the "Portfolios"). Shareholders of each of the Portfolios as of July 15, 2004 ("Record Date") are entitled to vote at the Special Meeting. The Trust's Portfolios, together with the number of shares ("Record Date Shares") outstanding for each of the Portfolios as of the Record Date, are as follows:

        ------------------------------ ---------------------- --------------------------- ----------------------
                  PORTFOLIO            RECORD DATE SHARES             PORTFOLIO            RECORD DATE SHARES

        ------------------------------ ---------------------- --------------------------- ----------------------
        ------------------------------ ---------------------- --------------------------- ----------------------
        Rochdale Large Growth                  1,197,441.323  Rochdale Atlas Portfolio            1,369,662.665
        Portfolio
        ------------------------------ ---------------------- --------------------------- ----------------------
        ------------------------------ ---------------------- --------------------------- ----------------------
        Rochdale Large Value                   1,053,349.330  Rochdale Dividend &                   792,373.395
        Portfolio                                             Income Portfolio
        ------------------------------ ---------------------- --------------------------- ----------------------
        ------------------------------ ---------------------- --------------------------- ----------------------
        Rochdale Mid/Small Growth                733,136.811  Rochdale Intermediate                 909,796.640
        Portfolio                                             Fixed Income Portfolio
        ------------------------------ ---------------------- --------------------------- ----------------------
        ------------------------------ ---------------------- --------------------------- ----------------------
        Rochdale Mid/Small Value                 606,846.680
        Portfolio
        ------------------------------ ---------------------- --------------------------- ----------------------
        ------------------------------ -------------------------------------------------------------------------

        TOTAL RECORD DATE SHARES FOR   6,662,606.844
        ALL PORTFOLIOS:
        ------------------------------ -------------------------------------------------------------------------


This solicitation of proxies is made primarily by the mailing of this Proxy Statement with its enclosures. The date of the first mailing is expected to be on or about July 26, 2004. Supplementary solicitations may be made by mail and telephone and by personal contact by employees and officers of Rochdale Investment Management ("Rochdale" or "Adviser") or the Trust, without separate compensation. The Trust has retained Automatic Data Processing, Inc. ("ADP") to aid in the solicitation of proxies. The costs of retaining ADP are approximately $7,800 and will be paid by the Trust. In some instances, supplementary solicitations may be made by securities dealers by which shares of the Trust have been sold and will be made at their own expense.

If you execute and return the enclosed form of proxy ("Proxy Card") you may nevertheless revoke your proxy at any time prior to the closing of the polls at the Special Meeting by written notice to the Trust prior to the Meeting, execution of a subsequent proxy that is presented at the Meeting, or casting your vote in person at the Special Meeting. All proxies received in proper form will be voted at the Special Meeting in accordance with the instructions thereon or, if no instruction is given, will be voted in accordance with the recommendations of the Board of Trustees. By executing the Proxy Card, you are also conferring on the persons named on the Proxy Card the authority to vote on all matters not specifically noticed which may properly come before the Meeting. Neither the Board of Trustees nor the officers of the Trust are currently aware of any other matters to be presented at the Special Meeting. If, however, a quorum is not achieved on the scheduled date of the Special Meeting, or in the event that the number of votes sufficient to approve the proposal set forth in the notice of meeting are not obtained by such date, the persons named as proxies on the Proxy Card will vote in favor of any adjournment proposed to permit further solicitation of proxies. The presence in person or by proxy of 40% or more of the outstanding shares entitled to vote at the Meeting will constitute a quorum for the transaction of business.

ANNUAL REPORT. Copies of the Trust's most recent Annual and Semi-Annual Reports to its shareholders are available without charge, upon request, by writing to the Trust's office located at 570 Lexington Avenue, New York, New York 10022 or calling (800) 245-9888.

                                    PROPOSAL
                              ELECTION OF TRUSTEES

The Investment Company Act vests the Trust's Board of Trustees with broad responsibility for overseeing the business affairs and management of the Trust. Since its inception, the Trust has been served by a Board of Trustees comprised of three members, two of whom are "Independent Trustees" -- individuals who are not "interested persons" of the Trust or the Adviser as defined by the Investment Company Act. In light of recent changes in the regulatory environment, the Board of Trustees has determined to increase the number of trustees to four. The Special Meeting has been called to fill this new vacancy on the Trust's Board of Trustees and to re-elect those individuals who currently serve as Trustees of the Trust. (1)

The tables(2) below set forth information relating to each of those individuals who currently serve on the Trust's Board of Trustees, as well the information relating to Mr. Thomas Volpe, each of whom has been nominated by the Independent Trustees of the Trust to serve on the Board of Trustees. Each person identified in these tables has agreed to serve on the Board of Trustees if elected and, if elected, each will serve until his death or resignation, or until his successor is elected and qualified. If, prior to the Special Meeting, a nominee withdraws his candidacy, proxies will be voted for any substitute nominee designated by the incumbent trustees (except where a proxy withholds authority with respect to the election of trustees). Further information about the Board of Trustees appears in this Proxy Statement under the heading "Further Information About the Board of Trustees."


                                      NOMINEES TO SERVE AS INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
----------------------------- --------------- -------------- ----------------------- ------------------ --------------
   NAME, ADDRESS AND AGE       POSITION(S)       TERM OF           PRINCIPAL          # OF PORTFOLIOS       OTHER
                                               OFFICE AND                             IN FUND COMPLEX   DIRECTORSHIPS
                                                LENGTH OF     OCCUPATION(S) DURING      OVERSEEN BY        HELD BY
                              HELD WITH FUND   TIME SERVED      PAST FIVE YEARS           TRUSTEE          TRUSTEE
----------------------------- --------------- -------------- ----------------------- ------------------ --------------
*Maxime C. Baretge (1)           Trustee       Since 1998     President, P.A.                 7             None
570 Lexington Avenue                           Indefinite     Pommares Agencies,
New York, NY 10022                                            S.A. (luxury goods
Age: 63                                                       distribution)

*Jerry Roland (2)                Trustee       Since 2001     Consultant, Credit              7             None
570 Lexington Avenue                           Indefinite     Suisse-First Boston
New York, NY 10022                                            (securities and
Age: 67                                                       investment banking)


Thomas J. Volpe (3)              Nominee                      Consultant, Babcock &           7           American
570 Lexington Avenue                                          Brown,  2001 to                             Technical
New York, NY 10022                                            present; Senior Vice                        Ceramics;
Age: 68                                                       President Financial                        Rent-A-Wreck
                                                              Operations, The
                                                              Interpublic Group of
                                                              Companies, Inc. -
                                                              1986 to 2001.
----------------------------- --------------- -------------- ----------------------- ------------------ --------------

* Denotes incumbent Trustee
(1) Mr. Baretge has served as a Trustee since the inception of the Trust and was elected by the Trust's initial shareholder in 1998.
(2) In accordance with the Trust's governing documents and the Investment Company Act, Mr. Roland was appointed to fill a previous vacancy on the Board of Trustees in 2001.
(3) Mr. Volpe was nominated to fill the current vacancy on the Board of Trustees by the Trust's Independent Trustees. See "Trustee Nomination Process" below.






---------------
1 Under most circumstances, the Board of Trustees would be permitted to fill a vacancy on the Board of Trustees by appointment. The Investment Company Act, however, provides that a new trustee must be elected by the fund's shareholders if, after such trustee were to take office, fewer than 66% of the board's members would be elected to their positions on the board.
2 In accordance with rules established by the Securities and Exchange Commission, information relating to trustees or nominees who are affiliated with the Trust's investment advisor, Rochdale Investment Management, is presented in a table separate from those trustees or nominees who are not so affiliated.



                                      -2-

                               NOMINEES AFFILIATED WITH ROCHDALE INVESTMENT MANAGEMENT
----------------------------- ------------ --------------- ------------------------- ------------------ --------------
                                              TERM OF                                 # OF PORTFOLIOS       OTHER
                              POSITION(S)    OFFICE AND                               IN FUND COMPLEX   DIRECTORSHIPS
                               HELD WITH     LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN BY        HELD BY
   NAME, ADDRESS AND AGE         FUND       TIME SERVED     DURING PAST FIVE YEARS        TRUSTEE          TRUSTEE
----------------------------- ------------ --------------- ------------------------- ------------------ --------------

Carl Acebes (1)*               Chairman     Since 1998      Chairman and Chief               7              None
570 Lexington Avenue          and Trustee   Indefinite      Investment Officer of
New York, NY 10022                                          Rochdale Investment
Age: 58                                                     Management

----------------------------- ------------ --------------- ------------------------- ------------------ --------------

(1) "Interested person" of the Trust (as defined in the Investment Company Act) because of his position with the Adviser. Mr. Acebes has served as a Trustee since the inception of the Trust and was elected by the Trust's initial shareholder in 1998. * Denotes incumbent Trustee

REQUIRED VOTE. Pursuant to the Trust's Declaration of Trust, shareholders elect trustees by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the nominees receiving the largest number of votes from the shareholders of the Trust will be elected as Trustees.


                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                    YOU VOTE FOR EACH OF THE BOARD NOMINEES.


FURTHER INFORMATION ABOUT THE BOARD OF TRUSTEES. The Board of Trustees held four meetings during the fiscal year ended December 31, 2003. Each incumbent trustee attended at least 75% of the meetings of the Board of Trustees held in 2003 and of the committees of which he was a member. The Board of Trustees has three standing committees, each of which is described below.

AUDIT COMMITTEE. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually. During the fiscal year ended December 31, 2003, the Audit Committee met twice. The Audit Committee is comprised of all of the Trust's Independent Trustees. The Audit Committee has adopted a charter, which includes, among other things, procedures relating to the approval of services provided to the Trust by its independent auditors. Further information appears in this Proxy Statement under the heading "Management of the Trust and Other Services Providers."

PRICING COMMITTEE. The Board of Trustees has established a Pricing Committee that is responsible for ensuring that procedures adopted by the Board to ensure the proper calculation of the net asset value of the assets of the Portfolios are followed. The Pricing Committee consists of Messrs. Acebes and Garrett D'Alessandro (the Trust's Chairman and President, respectively; Ms. Jane Molbert (the Trust's Treasurer) and, in ex-officio capacities, the chief legal officer for the Trust and a senior representative of the Trust's fund accounting agent. The Pricing Committee met one time during the fiscal year ended December 31, 2003.

TRUSTEE NOMINATION PROCESS. While the Board of Trustees may determine to do so in the future, the Board has not established a formal nominating committee. The selection and recommendation of candidates for election to the Board of Trustees (including candidates who are not "interested persons" of the Trust) is, however, committed to the discretion of the Independent Trustees, in accordance with various rules promulgated by the SEC under the Investment Company Act. When identifying and evaluating candidates, the Independent Trustees consider the extent to which each candidate considered will enhance the ability of the Board of Trustees to carry out its responsibilities. Among the factors that may be taken into account are the candidate's business and financial experience, relevant technical skills, financial acumen and industry knowledge, and their commitment to attend and effectively participate in regular and special meetings of the Board and Board committees.

In seeking an individual to fill the current vacancy on the Trust's Board, the Independent Trustees considered several candidates, including Mr. Volpe, brought to the attention of the Independent Trustees by Fund counsel and by Mr. Roland, as well as candidates identified by other organizations that provide services to the Trust. The decision to nominate Mr. Volpe was reached following a review process that included meetings between one or more of the Independent Trustees and the candidates under consideration. Mr. Volpe's nomination was formally approved by the Independent Trustees and by the full Board in July, 2004.

The Board of Trustees has not established formal policies with respect to shareholder nominations to the Board of Trustees. Recommendations for consideration by the Independent Trustees should be sent to the Secretary of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee; submissions must be received by the Secretary at the principal executive office of the Trust. Further information appears in this Proxy Statement under the heading "Shareholder Proposals."


BOARD COMPENSATION. The table below sets forth the compensation received by each of the Independent Trustees during the fiscal year ended December 31, 2003. This total amount is allocated among the Portfolios. During the period shown, each Independent Trustee received an annual retainer of $3,000 and a fee of $500 for each regularly scheduled meeting attended. As of January 1, 2004, each Independent Trustee will receive an annual retainer of $4,000 and a fee of $1,000 for each regularly scheduled meeting attended. Each Independent Trustee is also reimbursed for expenses in connection with each Board meeting attended. Trustees who are affiliated with the Adviser do not receive any compensation or retirement benefits from the Trust. No other entity affiliated with the Trust pays any compensation to the Independent Trustees.


                                    TRUSTEE COMPENSATION DURING THE FISCAL YEAR
                                              ENDED DECEMBER 31, 2003
-------------------------- ---------------------- ------------------ ---------------------- -------------------------

                                                     PENSION OR
                                 AGGREGATE           RETIREMENT            ESTIMATED        TOTAL COMPENSATION FROM
NAME OF TRUSTEE              COMPENSATION FROM      BENEFITS FROM    ANNUAL BENEFITS UPON    FUND AND FUND COMPLEX
POSITION                       FUND COMPLEX           THE TRUST           RETIREMENT            PAID TO TRUSTEES
-------------------------- ---------------------- ------------------ ---------------------- -------------------------
-------------------------- ---------------------- ------------------ ---------------------- -------------------------
Maxime C. Baretge,                $5,000                None                 None                    $5,000
Independent Trustee

-------------------------- ---------------------- ------------------ ---------------------- -------------------------
-------------------------- ---------------------- ------------------ ---------------------- -------------------------
Jerry Roland,                     $5,000                None                 None                    $5,000
Independent Trustee

-------------------------- ---------------------- ------------------ ---------------------- -------------------------
-------------------------- ---------------------- ------------------ ---------------------- -------------------------
Carl Acebes,                       None                 None                 None                     None
Interested Trustee
-------------------------- ---------------------- ------------------ ---------------------- -------------------------
------------------------------------------------------------------------------------------- -------------------------

                                                       Total Compensation to all Trustees:          $10, 000
------------------------------------------------------------------------------------------- -------------------------


TRUSTEE OWNERSHIP OF SECURITIES OF THE TRUST. The table below sets forth the extent of each nominee's beneficial interest in shares of the Portfolios as of December 31, 2003. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Trust's Portfolios held by members of a Trustee's immediate family.



                     DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED IN THE PORTFOLIOS (1)

---------------------------------------------------------------------------------------------------------------------
                                --------------------- -------------------- --------------------- --------------------
NAME OF PORTFOLIO                 MAXIME BARETGE*      JERRY ROLAND (2)*       CARL ACEBES*         THOMAS VOLPE
------------------                ---------------      -----------------       ------------         ------------
                                --------------------- -------------------- --------------------- --------------------
------------------------------- --------------------- -------------------- --------------------- --------------------
Rochdale Large Growth                    A                     D                    A                     A
------------------------------- --------------------- -------------------- --------------------- --------------------
------------------------------- --------------------- -------------------- --------------------- --------------------
Rochdale Large Value                     A                     D                    A                     A
------------------------------- --------------------- -------------------- --------------------- --------------------
------------------------------- --------------------- -------------------- --------------------- --------------------
Rochdale Mid/Small Growth                A                     D                    A                     A
------------------------------- --------------------- -------------------- --------------------- --------------------
------------------------------- --------------------- -------------------- --------------------- --------------------
Rochdale Mid/Small Value                 A                     C                    A                     A
------------------------------- --------------------- -------------------- --------------------- --------------------
------------------------------- --------------------- -------------------- --------------------- --------------------
Rochdale Atlas                           A                     E                    A                     A
------------------------------- --------------------- -------------------- --------------------- --------------------
------------------------------- --------------------- -------------------- --------------------- --------------------
Rochdale Dividend & Income               A                     D                    A                     A
------------------------------- --------------------- -------------------- --------------------- --------------------
------------------------------- --------------------- -------------------- --------------------- --------------------
Rochdale Intermediate                    A                     D                    A                     A
Fixed Income
------------------------------- --------------------- -------------------- --------------------- --------------------
------------------------------- --------------------- -------------------- --------------------- --------------------
Aggregate range of equity                A                     E                    A                     A
securities beneficially owned
in all Portfolios
------------------------------- --------------------- -------------------- --------------------- --------------------

* Denotes incumbent trustee.
(1)         A = None        B =  $1 to $10,000;     C =$10,001 to         D =$50,001 to         E = Over $100,000
                                                       $50,000               $100,000
(2)Includes shares held by members of Mr. Roland family, with respect to which he disclaims beneficial ownership

                  MANAGEMENT OF THE TRUST AND SERVICE PROVIDERS

OFFICERS OF THE TRUST. The following table lists the officers of the Trust, their business addresses, and their principal occupations during the past five years. Unless otherwise noted, each individual has held the position listed for more than five years.

                                               OFFICERS OF THE TRUST
---------------------------------------------------------------------------------------------------------------------
------------------------------------ --------------------- ------------------------- --------------------------------
           NAME, ADDRESS               POSITION(S) HELD       TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S) DURING

              AND AGE                     WITH FUND         LENGTH OF TIME SERVED            PAST FIVE YEARS
------------------------------------ --------------------- ------------------------- --------------------------------
------------------------------------ --------------------- ------------------------- --------------------------------
Garrett R. D'Alessandro                 President and             Since 1998         President, Chief Executive
570 Lexington Avenue                    Secretary                                    Officer and Director of
New York, NY 10022                                                                   Research of Rochdale
Age: 47                                                                              Investment Management

Jane F. Molbert                         Treasurer                 Since 2003         Vice President, Finance of
570 Lexington Avenue                                                                 Rochdale Investment Management
New York, NY 10022
Age: 50
------------------------------------ --------------------- ------------------------- --------------------------------


           INVESTMENT ADVISER. Rochdale Investment Management LLC, 570 Lexington Avenue, New York, New York, 10022 serves as the Portfolios' investment advisor.

           PRINCIPAL UNDERWRITER. RIM Securities LLC, which is also located at 570 Lexington Avenue, New York, New York, 10022 serves as principal underwriter for the Trust .

           ADMINISTRATION, FUND ACCOUNTING AND RELATED SERVICES. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the Trust's administrator, transfer agent and dividend disbursing agent. Union Bank of California, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111 serves as custodian of the Trust's cash and securities.

INDEPENDENT PUBLIC ACCOUNTANTS. Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has served as the independent public accountant for the Trust for each of the past two fiscal years to perform audit services, audit-related services and tax services for the Trust. "Audit services" refer to performing an audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each fiscal year. "Audit-related services" refer to the assurance and related services by the accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed by Tait, Weller & Baker for each of the last two fiscal years for such services. During the periods shown, Tait, Weller & Baker has not provided any other audit, accounting or other services to the Trust.

----------------------------- ------------------------------ ------------------------------
                              Aggregate total for fiscal     Aggregate total for fiscal
                              year ending 12/31/03           year ending 12/31/02
----------------------------- ------------------------------ ------------------------------
----------------------------- ------------------------------ ------------------------------
Fees for Audit Services                  $60,500                        $60,000
----------------------------- ------------------------------ ------------------------------
----------------------------- ------------------------------ ------------------------------
Fees for Audit-Related                    None                           None
Services
----------------------------- ------------------------------ ------------------------------
----------------------------- ------------------------------ ------------------------------
Fees for Tax Services                    $14,000                        $16,000
----------------------------- ------------------------------ ------------------------------
----------------------------- ------------------------------ ------------------------------
All Other Fees                            None                           None
----------------------------- ------------------------------ ------------------------------

Before an auditor is engaged by the Trust to render audit services, the Audit Committee is required, under the provisions of its charter, to review and approve such engagement. In addition, the charter requires that the Audit Committee review and approve in advance any proposal (with limited exceptions) for any engagement pursuant to which the independent public accountant is employed to render "permissible non-audit services" to the Trust. A "permissible non-audit service" is defined as a non-audit service that is not prohibited by regulations adopted by the Securities and Exchange Commission.(3) Tait, Weller &

Baker has not provided any non-audit related services to the Trust during the periods show in the table above. The charter also requires Audit Committee review and approval of any proposal pursuant to which the Trust's independent public accountant would render non-audit services to certain affiliates of the Trust (including the Adviser), if such engagement would relate directly to the operations and financial reporting of the Trust. During the periods shown in the table above, Tait, Weller & Baker has not provided to any such affiliate any services that are subject to such review. All of the principal accountant's hours spent on auditing the Trust's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

                                  OTHER MATTERS

ABSTENTIONS AND "BROKER NON-VOTES." Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote, and for which proxies are returned indicating that the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as present or represented at the Meeting for purposes of determining whether a quorum exists. However, abstentions and broker non-votes with respect to any matter brought to a vote at the Meeting will be treated as negative votes with respect to any matter that requires approval of a certain number of affirmative votes. The persons named in the Proxy may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require approval by the holders of a majority of the shares who are present in person or by proxy.

OWNERSHIP OF THE TRUST. As of the Record Date, the Trustees and officers of the Trust as a group owned less than one percent of the outstanding shares of the Trust. The following table sets forth those persons who, to the knowledge of the Trust and as of the close of business on the Record Date, held, as of record, more than five percent of the outstanding shares of the Trust.

---------------------------------------------------------------------------------------------------------------------
FUND NAME                 SHAREHOLDER NAME         ADDRESS               NO.  OF SHARES HELD   % HELD AS OF  RECORD
                                                                         AS OF RECORD DATE     DATE
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Rochdale Large Growth     Pershing LLC for         PO Box 2052, Jersey           1,168,925.029                97.62%
Portfolio                 exclusive benefit of     City, NJ 07303-2052
                          its customers
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Rochdale Large Value      Pershing LLC for         PO Box 2052, Jersey           1,033,930.054                98.16%
Portfolio                 exclusive benefit of     City, NJ 07303-2052
                          its customers
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Rochdale Mid/Small        Pershing LLC for         PO Box 2052, Jersey             714,637.374                97.48%
Growth Portfolio          exclusive benefit of     City, NJ 07303-2052
                          its customers
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Rochdale Mid/Small Value  Pershing LLC for         PO Box 2052, Jersey             586,470.606                96.64%
Portfolio                 exclusive benefit of     City, NJ 07303-2052
                          its customers
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Rochdale Intermediate     Pershing LLC for         PO Box 2052, Jersey             879,271.344                96.64%
Fixed Income Portfolio    exclusive benefit of     City, NJ 07303-2052
                          its customers
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Rochdale Dividend &       Pershing LLC for         PO Box 2052, Jersey             725,440.308                91.55%
Income Portfolio          exclusive benefit of     City, NJ 07303-2052
                          its customers
                          -------------------------------------------------------------------------------------------
                          -------------------------------------------------------------------------------------------
                          National Financial       200 Liberty St.                  56,597.319                 7.14%
                          Services Corp for        Floor 5, New York,
                          exclusive benefit of     NY 10281-5503
                          its customers
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Rochdale Atlas Portfolio  Pershing LLC for         PO Box 2052, Jersey           1,323,750.355                96.65%
                          exclusive benefit of     City, NJ 07303-2052
                          its customers
---------------------------------------------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS. The Declaration of Trust and Bylaws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold annual meetings. Shareholder proposals and shareholder recommendations with respect to nominations to the Board, that are received by the Trust at least 90 days before the date of any shareholder meeting held, and which satisfy all applicable federal and state requirements for inclusion in a proxy statement, will be considered by the Trust.

                                                                   July 26, 2004


----------------
3 Non-audit services that are prohibited by Rule 2-01(c)(4) of Regulation S-X include: (i) bookkeeping or other services related to accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources;
(viii) broker-dealer, investment adviser, or investment banking services; (ix) legal services; and (x) expert services unrelated to the audit.

--------------------------------------------------------------------------------
             [FRONT OF CARD]                     TO VOTE YOUR PROXY


--------------------------------------------------------------------------------
 PROXY TABULATOR                 THREE EASY WAYS TO VOTE YOUR PROXY
__________________     READ THE PROXY STATEMENT AND HAVE THE PROXY CARD AT HAND.
__________________               TELEPHONE:    Follow instructions.
                                 INTERNET:     Follow the on-line instructions.
                                 MAIL:         Vote, sign, date and return your
                                               proxy by mail.
                   IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY.
                                                         -----------
--------------------------------------------------------------------------------


****     CONTROL NUMBER:  999 999 999 999 99****

ROCHDALE INVESTMENT TRUST         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                     OF TRUSTEES OF ROCHDALE INVESTMENT TRUST


       PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS -- September 9, 2004

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES KURT A. HAWKESWORTH AND JANE F. MOLBERT, AND EACH OF THEM (WITH FULL POWER OF SUBSTITUTION), TO VOTE ALL SHARES OF THE UNDERSIGNED IN THE ROCHDALE INVESTMENT TRUST AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT 10:00 A.M. ON SEPTEMBER 9, 2004, AT THE OFFICES OF THE TRUST, 570 LEXINGTON AVENUE, NEW YORK, NEW YORK 10022 AND ANY ADJOURNMENT(S) THEREOF ("MEETING"), WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT.

                                       Date ______________________________, 2004



                                       Signature (owner, joint owners, trustee,
                                       custodian, etc.)     (SIGN IN THE BOX)

                                       Please sign exactly as name appears at
                                       left. If shares are held in the name of
                                       joint owners, each should sign.
                                       Attorneys-in-fact, executors,
                                       administrators, etc., should give full
                                       title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

   IF YOU HAVE ANY QUESTIONS REGARDING THIS PROXY, PLEASE CALL 1-800-245-9888.

--------------------------------------------------------------------------------
[BACK OF CARD]

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals, and to grant discretionary power to vote upon such other business as may properly come before the Meeting.

                                       PLEASE FILL IN BOX(ES) AS SHOWN USING
                                       BLACK OR BLUE INK OR A NUMBER 2 PENCIL.
                                       |X| PLEASE DO NOT USE FINE POINT PENS.


TO APPROVE THE ELECTION OF FOUR TRUSTEES TO THE TRUST.


          01) Carl Acebes                 02) Maxime C. Baretge
         (INTERESTED TRUSTEE)              (INDEPENDENT TRUSTEE)

          03) Jerry Roland                04) Thomas J. Volpe
        (INDEPENDENT TRUSTEE)              (INDEPENDENT TRUSTEE)



      FOR ALL                      AGAINST ALL                  FOR ALL EXCEPT
        [ ]                           [ ]                             [ ]

To withhold authority to vote, mark "For All Except" and write the Nominee's number on the line below:

-----------------------------------



YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.